Exhibit 99.1

Dedicated To Improving Life Overcome Cancer. Cure Genetic Disease. Feed the Planet.

Delivering on the Promise of Genome Editing to Address Core Challenges of Human Health Proprietary ARCUS genome editing platform built for translation with full freedom to operate Industry leading in vivo gene correction platform first to publish in non-human primates Wholly integrated food editing platform focused on human wellness and food security World class team of Precisioneers that includes the pioneers in genome editing Scaled and cell phenotype-optimized allogeneic CAR T platform in the clinic for R/R NHL and ALL. Second program entering clinic Q4 2019

Our Near-Term Development Strategy Indication: Hepatitis B Target: cccDNA and integrated DNA IND 2020 Indication: NHL and ALL Target: CD19 (PBCAR0191) Clinical Phase 1/2a Indication: NHL, CLL, SLL Target: CD20 (PBCAR20A) IND accepted, trial start Q4 2019 Orphan designation (MCL) Product: Ultra-low sat canola oil Target: Saturate pathways Greenhouse 2019 Focusing on validated targets Building out fully scaled in-house manufacturing Leveraging partnerships to access additive capabilities Positioning follow-on programs to advance rapidly upon PoC

Nature’s Genome Editing System ARCUS

Our Objective: Therapeutic-Grade Genome Editing Industry’s Approach to Genome Editing Ease of design Speed of manufacture Density of targeting Open source Precision BioSciences' Approach to Genome Editing Safety Delivery Control of edits Proprietary ü ü ü ü

ARCUS: Engineering Nature’s Genome Editing System ARCUS is derived from I-CreI, a homing endonuclease naturally evolved for highly precise genome editing Safety: Self-inactivates to prevent off-target editing Delivery: Small size (364 amino acids) maximizes delivery Control of edits: 3’ ”sticky ends” enable all forms of edits Proprietary: Complete control of platform and freedom to operate Four Key Attributes 23S rRNA 23S rRNA 23S rRNA 23S rRNA Intron I-CreI Intron I-CreI binds to it’s target site in the genome I-CreI cuts the DNA DNA sequence is inserted by HDR Genome Editing by I-CreI

Overcoming Cancer Off-the-shelf CAR T

NHL and ALL - Ph1/2a initiated Q2 2019, Interim Data Q1 2020 NHL, CLL, SLL - IND accepted, Ph1/2a start Q4 2019 MM - IND 2020 AML - IND 2020 Off-the-shelf CAR T Immunotherapy Pipeline Product Candidates Program Area Discovery Pre-clinical Clinical Rights PBCAR0191 (CD19) PBCAR20A (CD20) PBCAR269A (BCMA) PBCAR371A (CLL-1)

An Allogeneic CAR T Platform Designed to Overcome Cancer

Allogeneic CAR T requires a traditional drug development approach to compete with traditional biologics

4 Key Parameters	Precision BioSciences' Approach	Result
Yield	• Single-step cell engineering • Proprietary process optimization	• Highly consistent product • Available on demand • Minimize complexity of administration • Expand flexibility in dosing • Maximize use of the treatment & simplify prescriber adoption
Quality	• Rigorous donor selection • Minimize editing • CAR site-specifically inserted into TCR locus • Rapid manufacturing process	
Cost	• Freedom to operate • Key inputs - small nuclease & AAV • Internal GMP manufacturing • High yield	
Target	• Validated cell surface targets • Designed to generate allogeneic CAR T easily substitutable for existing therapies	

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Precision BioSciences’ Proprietary Single Step CAR T Process Reduces heterogeneity in cell formulation Streamlines manufacturing Claimed in 9 issued US patents Single-step CAR T CAR knocked IN at targeted locus Endogenous TCR disrupted by ARCUS cutting at Exon 1 Exon 1 ARCUS CAR AAV

Novel Costimulatory Domain Preserves Cell Phenotype

- Precision CARs incorporate a novel proprietary costimulatory domain called "N6"
- N6 promotes cell expansion while maintaining naïve cell phenotype



Light
Heavy
CD8
N6
CD3ζ
4-1BB: KRGRKKLLYIFKQPFMRPVQTTQEEDGCSCRFPEEEEGGCEL
N6: KASRKKAAAAAKSPFASPASSAQEEDASSCRAPSEEEGSCEL

N6 maintains a greater percentage of naïve cells

- N6 preserves naïve phenotype and expansion potential better than CD28 and 4-1BB following exposure to target cells



CD28
4-1bb
N6 (engineered)
Cell Counts
10^1
10^2
10^3
10^4
10^5
CD62L (naïve cells)

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First In-House cGMP Manufacturing Facility for Genome Edited Allogeneic CAR T in the U.S. Precision’s Manufacturing Center for Advanced Therapeutics (MCAT) is a 17,300 square foot cGMP clinical manufacturing facility Allogeneic CAR T Cells, mRNA (10g scale) and rAAV (400L scale) vectors for in-vivo and ex-vivo uses Close proximity to RDU airport and Precision R&D facility (<10 min) Second phase expansion for commercial application (>10,000 CAR T doses / treatments per year)

Scaled CAR T Manufacturing: Optimizes Yield and Quality Final Yield CD19 Drug Product (64M CAR T cells/vial) CD3- >99% CAR+ 65% - 75% TN/SCM & TCM >50% 1.25 CD4:1 CD8 (Batch2) Batch Vial Count 1 130 2 114 3 100 cold storage -1 0 3 8 10 Activation Expansion 1 Expansion 2 Cell Number Ship Receive Harvest CD4/8 Isolation Transfection/Transduction CD3 Depletion 5B 10B 15B 20B 25B 30B Major Days isolation CAR AAV + Data from three GMP batches of PBCAR0191 clinical material (Dec 2018-Jan 2019) ARCUS mRNA Healthy donor draw TN/SCM = Naïve; TCM = Central Memory

CAR T Cell Phenotype Optimized for *In Vivo* Expansion

Naïve and Central Memory CAR T cells are understood to be responsible for robust *in vivo* CAR T expansion

- Donor selection and proprietary, streamlined manufacturing **maximizes naïve and central memory T cells**
- Lengthy and/or complex manufacturing processes result in primarily effector memory (T_{EM}) and effector (T_{EFF}) T cells

PBCAR0191 has a high proportion of Naïve and Central Memory CAR T cells.



CD4 : CD8 ratio
1.25 : 1
% CAR+ Cells
40
30
20
10
0
TN/SCM
TCM
TEM
TEFF
Proliferate
Kill

Cell phenotype data from PBCAR0191 clinical trial drug product

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Unique Approach to Allogeneic CAR T Positions for Potential Best-in-Class Product Profile

Optimized cell phenotype

- Rigorous donor selection
- $T_{N/SCM}$ & T_{CM}
- Maximize *in vivo* expansion

Manufacturing process preserves optimal phenotype

Optimal phenotype permits milder lymphodepletion

Rapid, single-step manufacturing process

- High yield
- Homogeneous cell product
- Biases towards $T_{N/SCM}$ & T_{CM}

PB CAR

Potentially ideal allogeneic CAR T product

Milder lymphodepletion

- Standard Flu/Cy regime
- Avoid biologics
- Increase physician convenience/ ease of adoption

N6 domain augments benefits of low-touch manufacturing

Enhanced proliferation limits need for aggressive lymphodepletion

Proprietary N6 co-stimulation domain

- Enhanced cell proliferation
- Enhanced effector function

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-14 -7 -5 -4 -3 0 28 60 90 180 360 Screening Follow-Up Day LTFU Study Treatment Period PBCAR0191 Infusion x1 Enrollment Safety & Response Assessment End of Study Lymphodepletion Fludarabine 90 mg/m2 + Cyclophosphamide 1500 mg/m2 Safety Assessment Objectives Primary: safety and tolerability Secondary: anti-tumor activity Exploratory: expansion, trafficking, and persistence Dose Escalation (standard 3+3) DL1 = 3.0 x 105/kg DL2 = 1.0 x 106/kg DL3 = 3.0 x 106/kg Eligibility Adult patients with R/R B-NHL or R/R B-ALL Clinical Sites Moffitt (Bijal Shah) City of Hope (Anthony Stein / Alex Herrera) Dana Farber (Caron Jacobson) MD Anderson (Nitin Jain) First patient dosed April 2019 PBCAR0191 (CD19): Phase 1/2a Clinical Plan Interim data expected no later than Q1 2020

Objectives Primary: safety and tolerability Secondary: clinical (anti-tumor) activity Exploratory: expansion, trafficking, and persistence Dose Escalation (standard 3+3) DL1 = 3 ×105/kg DL2 = 1 ×106/kg DL3 = 3 ×106/kg Eligibility Adult patients with R/R NHL (including MCL) or R/R CLL or SLL Projected Clinical Sites MD Anderson Memorial Sloan Kettering Cleveland Clinic Stanford University PBCAR20A (CD20): Phase 1/2a Clinical Plan -14 -7 -5 -4 -3 0 28 60 90 180 360 Screening Follow-Up Day LTFU Study Treatment Period PBCAR20A Infusion x1 Enrollment Safety & Response Assessment End of Study Lymphodepletion Fludarabine 90 mg/m2 + Cyclophosphamide 1500 mg/m2 Safety Assessment Ph 1/2a to begin Q4 2019; ODD granted for MCL Interim data expected in 2020

Objectives Primary: safety and tolerability Secondary: clinical (anti-tumor) activity Exploratory: expansion, trafficking, and persistence Dose Escalation (standard 3+3) DL1 = 6 ×105/kg DL2 = 2 ×106/kg DL3 = 6 ×106/kg Eligibility Adult patients with r/r Multiple Myeloma PBCAR269A (BCMA): Phase 1/2a Clinical Plan -14 -7 -5 -4 -3 0 28 60 90 180 360 Screening Follow-Up Day LTFU Study Treatment Period PBCAR269A Infusion x1 Enrollment Safety & Response Assessment End of Study Lymphodepletion Fludarabine 90 mg/m2 + Cyclophosphamide 1500 mg/m2 Safety Assessment

Curing Genetic Disease In Vivo Gene Correction

In Vivo Gene Correction Pipeline

Product Candidate	Program Area	Discovery	Pre-clinical	Clinical	Rights
HBV	Chronic Hepatitis B – IND 2020				GILEAD
Transthyretin	Familial amyloid polyneuropathy				
HAO1	Primary hyperoxaluria				
FVIII (Intron 22 inversion)	Hemophilia A		Candidate selection for lead gene correction (2H19)		
P23H RHO	Retinitis pigmentosa				
ApoC3	Lipoprotein lipase deficiency				
PCSK9	Familial hypercholesterolemia				

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An In Vivo Gene Correction Platform to Cure Genetic Disease In vivo gene corrections are permanent and require a therapeutic-grade genome editing approach Self-inactivating system Protein/DNA interaction Sticky-end off-targeting assay Safety Delivery Control Elimination of random off-targeting Enables delivery to most tissues All types of edits are efficient Complete control over use of platform Maximizes diseases that can be treated Precision BioSciences’ Approach Small size - 364 amino acids Single protein Internal AAV, mRNA, and LNP 3’ “sticky ends” promote HDR Proprietary & freedom to operate Internal GMP manufacturing Result Key Parameters 3

Precision’s In Vivo Gene Correction Strategy Difficulty of Edit Difficulty of Delivery Initial focus is primarily on gene deletions in the liver and eye In vivo gene corrections are complicated by the type of edit and the need to deliver efficiently to specific tissues More technically challenging edits and other tissues may follow Internal project prioritization will be based on large animal data Strategy seeks to maximize likelihood of near-term clinical success

Hepatitis B: Targeted Elimination of Virus DNA ARCUS can target and destroy HBV cccDNA Development of a potential cure We are working with Gilead to develop a drug formulation for curing chronic HBV infection mRNA-based drug Lipid nanoparticle (LNP) delivery Large-scale in-house mRNA manufacturing process Preclinical data collection underway IND expected in 2020 A) ARCUS reduces HBV S-antigen in infected human hepatocytes Untreated ARCUS B) ARCUS reduces cccDNA in infected human hepatocytes Untreated ARCUS

Rhesus macaques treated with ARCUS show reductions in PCSK9 and LDL levels, sustained since 2017 First peer-reviewed data demonstrating in vivo gene correction in a non-human primate model Animals tolerated treatment, no obvious AEs and appear healthy two years after dosing Similar results obtained with 4 additional treated animals at 2 years+ Familial Hypercholesterolemia: Reduce ‘Bad’ Cholesterol 3e13 vg/kg 6e12 vg/kg 3e13 vg/kg 6e12 vg/kg LDL levels are stably reduced by roughly 50% or more following one-time AAV delivery of an ARCUS nuclease

Autosomal Dominant Retinitis Pigmentosa: Restore Vision

ARCUS can be used to selectively eliminate the P23H *RHO* gene associated with adRP leave WT allele intact

>wild-type rhodopsin
ACGGGTGTGGTACGCAGCCCCT

eliminate mutant allele

>RHO C68A (P23H) mutant
~~ACGGGTGTGGTACGCAGCCACT~~



AAV5
ARCUS-P23H
Inject P3-P7 (one eye)

Electroretinogram (ERG)



Vitreous Gel(body)
Iris
Optic Nerve
Cornea
Pupil
Lens
Macula
Fovea
Retina

hP23H *RHO* Transgenic Pig

ARCUS treatment restores vision in a humanized pig model of P23H adRP

Measuring ERG in treated animals demonstrates correction of retinal electrical activity in response to light stimulus



Treated eye
Untreated eye
Pre-injection
ERG signal amplitude (µV)
Time (sec)
26 Weeks Post-injection
Treated
Untreated
Treated eye mirrors wild-type
Wild-Type

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Feed the Planet Elo Life Systems

Product Discovery Greenhouse Field Program Lead Ultra-low Saturate Canola Oil Scaled, Zero Calorie Watermelon Sweetener Self-Breeding Stevia High Protein Chickpea Food Pipeline

Elo Life Systems, a subsidiary of Precision BioSciences, seeks to improve human health through food Cross-species information transfer Multi-omic target discovery Massively parallel computing Data Tech Partner Rapid response to climate change Answer demand for healthier foods Improved sustainability of critical resources Minimal capital investment Maximize potential impact on food supply Elo Life Systems’ Approach Non-GMO, precise editing Multi-crop delivery expertise Controlled environment growth Stakeholders invest upfront Internal development capabilities Freedom to operate at all levels Result Key Parameters 3 A Food Editing Platform Built to Deliver Healthy Nutrition

Ultra-Low Saturate Canola Oil

Cargill is one of the world's largest producers of cooking oil. We are collaborating with Cargill to develop ultra-low saturate "heart healthy" canola oil

Goal: Decrease saturated fatty acids in canola oil through metabolic engineering



Fatty Acid Biosynthesis Pathway in Canola
ARCUS mediated targeted disruption of multiple genes in the pathway
Acetyl CoA
Potential pathways to limit synthesis of saturated fat
ARCUS 1
ARCUS 2
ARCUS 3
ARCUS 4
Saturated fatty acids
Unsaturated fats



% Total Saturates where WT=100%
100
80
60
40
20
0
Unedited canola
Edited canola
26%
20%
Reduction in TSFA
ARCUS-edited Canola line 1
ARCUS-edited Canola line 2

Edited canola plants produce significantly lower levels of saturated fat relative to current low-saturate canola lines

Source: US patent 2017/0034541 W; TSFA: C18:0/C20:0/C22:0/C24:0; TSFA = Total Saturated Fatty Acid

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Mogroside V: Scaled Zero Calorie Sweetener

Mogroside V is an all-natural zero calorie sweetener from Monk Fruit

Mogroside V is difficult to source because monk fruit is not scalable

- Grown regionally, long life cycle, small, difficult to cultivate and process

Watermelon has all the genes to make mogroside V, but the pathway is dormant

Elo is using ARCUS to re-activate the dormant mogroside V pathway genes in watermelon

- Watermelon production and processing is already highly optimized
- Production of mogroside V in watermelon would make harvesting this sweetener scalable
- Mogroside V could be produced locally and sustainably, for the global food, beverage and ingredient industry


+ ARCUS
Mogroside V pathway activity
Scalable


Un-edited watermelon genes do not produce mogroside V
Gene 1
Gene 2
Gene 3
Gene 4
ARCUS 1
ARCUS 2
Gene 1
Gene 2
Gene 3
Gene 4
Dormant genes activated with ARCUS to express mogroside V

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Significant Near-Term Value Catalysts Expected Through 2019 into 2020

- ✓ **Initial Public Offering (Ticker: DTIL) - Q2 2019**
- ✓ **Clinical dosing of allogeneic CD19 CAR T - Q2 2019**
- ✓ **Open cGMP manufacturing facility: CAR T, mRNA, AAV – Q3 2019**
- ✓ **IND acceptance and ODD for wholly owned CD20 CAR T**
- **CD20 CAR T enters clinic Q4 2019**
- **Interim data from Ph1/2a CD19 CAR T – no later than Q1 2020**
- **IND for wholly-owned BCMA CAR T - 2020**
- **IND for lead *in vivo* gene correction program - 2020**

Cash Runway Takes Us Into 2021

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Key Takeaways Highly experienced team of over 180 Precisioneers includes the pioneers in editing Proprietary ARCUS genome editing platform with full freedom to operate Independent cGMP manufacturing capabilities by YE 2019 Multiple allogeneic CAR T programs expected to be in clinical trials by YE 2019 Strong balance sheet and validating partnerships in each business area Initial CD19 CAR T clinical data no later than Q1 2020

Dedicated To Improving Life

Appendix

Precision controls more than 45 issued US and foreign patents related to the ARCUS platform and ARCUS nuclease products Two core US patents (‘867 & ‘015) have undergone reexamination and were confirmed with no changes Each new ARCUS nuclease that generates a novel mutation is a non-obvious entity and patentable, providing extended patent protection on each new drug substance or product We believe that we have the freedom to operate the ARCUS platform and do not require licenses from third parties for any of our nucleases ARCUS Intellectual Property

ARCUS: Engineered I-CreI Nucleases ARCUS platform – an iterative protein engineering process involving changes to the specificity, affinity, and cleavage efficiency of I-CreI

Highly Sensitive Off-Target Detection Clinical Candidate Step 1: Transfect cells with first generation ARCUS and a DNA “tag” Step 3: Genomic DNA is isolated from cells and evaluated on a next-gen sequencer 1st Generation ARCUS Optimized clinical candidate nuclease has zero detected off-target editing.  Step 4: Sites of on- and off-target capture of the DNA “tag” are identified ATGCTAGCTAGCTAGCTGATCGATGCTAGCTAGCTAGCTAGTAGCTAGTAAGCTGATCGTAGCTGCCGCTGCTAGCTGATGCGCTAGTAGCTGCTAGTCGCTAGTCGGCAGTCGATGCTGCTAGCTAGTAGCTGCATGCTAGCTAGTGTGTCGATGT ARCUS Optimization Off-Target Confirmation Unbiased Off-Target Analysis Step 2: Tag captured at double stranded breaks resulting from ARCUS cleavage

I-CreI: A Natural Genome Editing Enzyme ARCUS is derived from I-CreI, a genome editing “homing” endonuclease (HE) from the algae Chlamydomonas reinhardtii Intron-encoded enzyme in the 23S ribosomal RNA gene Member of the LAGLIDADG homing endonuclease family and among the best biochemically understood Site-specific recognition and cleavage within a large genome Target homing site represents a 22-bp long pseudo-palindromic DNA sequence Cleavage of the homing site generates two, 4 base pair, 3’ “sticky ends”

Wang et al. Nat. Biotech, 2018.36:717-725 Example: Creating an ARCUS Nuclease from I-CreI Alter the amino acids at these positions so the nuclease now specifically binds to PCSK9 gene Amino acids responsible for recognizing specific target sequence Goal: Create an ARCUS nuclease to knockout the PCSK9 gene while retaining desirable attributes of I-CreI ARC-PCSK9 Low frequency of off-targeting Type of cut Small size retain Specificity for gene target Affinity for new binding site Efficiency & speed of cut Recognizes a new sequence Prevents off-targeting Optimizes for different delivery strategies I-CreI change Q

ARCUS: Engineered I-CreI Endonucleases



ICreI
M1PCSK9
Linker
N30
K28
R68
I77
S40
Y33
T42
Q38
S32
R70/D75
Q44
T42
I24
Q26
S40
Y33
S32
Q38
N30
K28
I77
R68
R70/D75
T46
T46
Q44
Q26
I24
S30
L28
L68
R40
S77
S33
V42
S70/F75
D44
G42
Y24
R26
A40
K38
R32
A33
R32
V30
E38
K28
R77
Y68
K70/A75
T46
Y46
A44
F24
R26
CAAAACGTCGTGAGACAGTTTG
wild-type I-CreI target site in *Chlamydomonas*
TGGACCTCTTTGCCCCAGGGGA
M1PCSK9 target site in human *PCSK9* Exon 7

42

TGGACCTCTTTGCCCCAGGGGA M3PCSK9 (generation 3) H40 K28 V40 I68 C44/H48/G50 W71/ C73 TGGACCTCTTTGCCCCAGGGGA TGGACCTCTTTGCCCCAGGGGA target site in human PCSK9 M2PCSK9 (generation 2) M1PCSK9 (generation 1) specificity improved at these positions specificity improved at these positions K28 H40 V40 ARCUS Example: PCSK9 As reported in Wang, et al (2018, Nat. Biotech 36:717-725) an ARCUS nuclease was developed to knockout the human/non-human primate PCSK9 gene. Three generations of the nuclease were produced and tested in non-human primates. Each generation had amino acid substitutions aimed at improving upon the specificity of the previous generation.

M3PCSK9 (generation 3) M2PCSK9 (generation 2) M1PCSK9 (generation 1) # off-target sites # off-target sites # off-target sites ARCUS Example: PCSK9 Three generations of a PCSK9 ARCUS nuclease were assayed for off-target editing in human cells and NHP liver biopsies using an advanced method called “Oligo Capture” followed by deep sequencing. It was found that each successive generation had significant reductions in off-target editing. We were unable to detect any off target editing in liver biopsies from NHPs transduced with the generation 3 nuclease.

*Novel cell masking strategy that does not require additional editing Intensified Lymphodepletion (fludarabine + cyclophosphamide) 2 Biologic Lymphodepletion (F/C + biologic) 3 “Stealth Cell” Vector* 2 Roadmap for CAR T Clinical Development Maximization of naïve and central memory T cells allows for initial exploration with standard flu/cy LD Clinical data will direct an expanded LD or the addition of a biologic only if needed The “Stealth Cell” vector will be explored upon completion of initial clinical studies Standard Lymphodepletion (fludarabine + cyclophosphamide) 1

"Stealth Cell" β2M Knock***down*** to Extend Cell Persistence

- Completely eliminating MHC-I (knocking *out* β2M) results in rapid cell killing by NK cells
- Reducing surface expression of MHC-I to ~10% of wild-type levels reduces cell lysis by T cells or NK



β2M
CAR
RNAi



B2M Expression (normalized mean MFI)
% CAR T Cell Lysis
B2M
"Stealth Cell"
unmodified
shRNA 254
shRNA 256
shRNA 472
B2M Knockout

Rejection by T Cells



B2M Expression (normalized mean MFI)
% CAR T Cell Lysis
B2M
"Stealth Cell"
unmodified
shRNA 254
shRNA 256
shRNA 472
B2M Knockout

Rejection by NK Cells

*B2M reduction reduces expression of MHC class 1 on cell surface. MHC-1 mismatch identifies the cell as non-self and triggers rejection by patient immune cells

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